FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) April 1, 2003

HCA INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State of Incorporation)

001-11239 (Commission File Number)	75-2497104 (IRS Employer Identification Number)

One Park Plaza, Nashville, Tennessee (Address of principal executive offices)	37203 (Zip Code)

(615) 344-9551
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7. EXHIBIT
SIGNATURE
PRESS RELEASE

ITEM 5.  OTHER EVENTS

     On April 1, 2003, HCA Inc. announced the completion of its acquisition of the Health Midwest system in Kansas City.

ITEM 7.  EXHIBIT

Exhibit 99	Press release dated April 1, 2003 relating to HCA’s completion of its acquisition of the Health Midwest system in Kansas City.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA Inc.

By: /s/ JOHN M. FRANCK II

John M. Franck II Vice President and Corporate Secretary

DATED: April 2, 2003

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